SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)

                                January 31, 2003


                            DORCHESTER HUGOTON, LTD.
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             (Exact name of registrant as specified in its charter)


          Texas                  0-10697               75-1829064
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(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



1919 S. Shiloh Road, Suite 600 - LB 48, Garland, TX               75042-8234
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     (Address of principal executive offices)                     (Zip Code)


                                 (972) 864-8610
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     Attached as Exhibit 99.1 is a press release issued by Dorchester Minerals, L.P. on January 31, 2003 with respect to the combination of Dorchester Hugoton, Ltd., Republic Royalty Company, Spinnaker Royalty Company, L.P. and Dorchester Minerals, L.P.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated January 31, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER HUGOTON, LTD.
                                       Registrant

Dated: February 3, 2003                By:    /s/ Kathleen A. Rawlings
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                                       Kathleen A. Rawlings
                                       Controller (Principal Accounting Officer)

                                  EXHIBIT INDEX

Item Number     Description
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     99.1       Press Release dated January 31, 2003

                                                                    Exhibit 99.1

NEWS RELEASE       Dorchester Minerals, L. P.      3738 Oak Lawn Ave., Suite 300
Release Date:      January 31, 2003                     Dallas, Texas 75219-4379
Contact:           Casey McManemin                                (214) 559-0300
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                      DORCHESTER MINERALS, L. P. ANNOUNCES
                     CLOSING OF COMBINATION TRANSACTION AND
                       INITIATION OF TRADING ON THE NASDAQ

     DALLAS,  TEXAS - January 31, 2003 -- Dorchester  Minerals,  L. P. (NASDAQ -
DMLP) announced today that all steps necessary to effect the closing of the previously announced combination transaction among Dorchester Minerals, L.P., Republic Royalty Company, Spinnaker Royalty Company, L.P., and Dorchester Hugoton, Ltd. have been taken and that the transaction will become effective at midnight tonight.

     Dorchester Minerals, L.P. is the new publicly traded limited partnership that resulted from the combination. The first day of trading of its common units will be February 3, 2003. Dorchester Hugoton, Ltd. (NASDAQ - DHULZ) ceased trading its partnership Units January 31, 2003.

     Unitholders of Dorchester Hugoton will receive one common unit of Dorchester Minerals for one partnership Unit of Dorchester Hugoton held at close of business on January 31, 2003, plus a liquidating distribution of $1.90 per Dorchester Hugoton Unit.

     Dorchester Minerals' business plan is to own a 96.97% net profits interest in working interest properties, including those formerly held by Dorchester Hugoton, and to own and hold producing and non-producing mineral, royalty, overriding royalty, net profits and leasehold interests currently in 564 counties/parishes in 27 states. Dorchester Minerals will distribute, on a quarterly basis, all cash received beyond that required to pay costs and fund reasonable reserves. Dorchester Minerals does not anticipate incurring any debt other than ordinary trade debt and will seek to avoid unrelated business taxable income for federal income tax purposes.

     Dorchester Minerals, L. P. is based in Dallas, Texas and will currently have 27,040,431 common units outstanding on the Nasdaq with the symbol DMLP.

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